UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

June 30, 2009	( June 19, 2009 )
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off—Balance Sheet Arrangement of a Registrant.

On June 19, 2009, June 23, 2009 and June 26, 2009, the Fusion Telecommunications International, Inc, (the “Company”) borrowed an aggregate amount of $175,000 from a Director, Marvin S. Rosen, as evidenced by three (3) promissory note agreements. Each of the promissory notes evidencing these loans, which mature July 19, 2009, July 23, 2009, and July 26, 2009 respectively, bears interest on the unpaid principal amount of the promissory notes from the date each promissory note was issued until the outstanding principal amount of each promissory note is paid in full, at the rate of 8%. In the event that any promissory note is not repaid by its maturity date, that promissory note will automatically convert to a demand note and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. These promissory notes also grant the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds of these promissory notes are to be used primarily for general corporate purposes. The form of promissory note issued in this transaction is incorporated by reference and filed as Exhibit 99.1 to this report.

On June 19, 2009, the Company borrowed the amount of $67,500 from an individual, who is also a shareholder of the Company, as evidenced by a promissory note agreement. The promissory note, which matures July 19, 2009, bears interest on the unpaid principal amount from the date the promissory note was issued until the outstanding principal amount of the promissory note is paid in full, at the rate of 8%. In the event that this promissory note is not repaid by its maturity date, the promissory note will automatically convert to a demand note and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The promissory note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds of the promissory note is to be used primarily for general corporate purposes. The form of promissory note issued in this transaction is incorporated by reference and filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Promissory Note and Security Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 8–K filed with the Securities Exchange Commission on October 6, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

By: /s/ BARBARA HUGHES
Barbara Hughes
June 30, 2009	as Chief Financial Officer